SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2005

NWH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-23598 (Commission File Number)	13-3735316 (I.R.S. Employer Identification Number)

156 West 56th Street New York, Suite 2001, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 582-1212
(Registrants’ telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.         Other Events.

On May 3, 2005, NWH, Inc. (“NWH”) issued a press release announcing the declaration of quarterly and special dividends payable in cash on August 4, 2005 to stockholders of record at the close of business on July 29, 2005 and describing the results of its 2005 Annual Meeting of Stockholders.  A copy of the press release is attached hereto as Exhibit 99.1.

(a)        Exhibits:

99.1                           Press Release dated May 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2005

NWH, INC.
(Registrant)

By:	/s/ Terrence S. Cassidy
Terrence S. Cassidy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

99.1	Press Release dated May 3, 2005.